UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 9, 2023

Everest Consolidator Acquisition Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-41100	86-2485792
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4041 MacArthur Blvd Newport Beach, California		92660
(Address of Principal Executive Offices)		(Zip Code)

(949) 610-0835

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one Warrant	MNTN.U	New York Stock Exchange
Class A Common Stock, par value $0.0001 per share	MNTN	New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	MNTN WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Director Resignation

On May 9, 2023, Brian Maillian notified the Board of Directors (the “Board”) of Everest Consolidator Acquisition Corporation (the “Company”) of his resignation from the Board as a Class I director and from the committees of the Board on which he serves, effective as of the close of business on May 9, 2023 (the “Effective Time”). Mr. Maillian’s resignation did not result from any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Director Appointment

On May 9, 2023, the Board appointed Rebecca Macieira-Kaufmann to serve on the Company’s Board as a Class I director, to fill the vacancy following Mr. Maillian’s resignation, and as a member of the Board’s Audit Committee and Nominating Committee and as the chairperson of the Compensation Committee, in each case, effective as of the Effective Time. Ms. Macieira-Kaufmann will serve as a Class I director for a term expiring at the Company’s first annual meeting of stockholders following the Company’s initial public offering and until her successor is duly elected and qualified or her earlier death, resignation, retirement, disqualification or removal.

In connection with her appointment, Ms. Macieira-Kaufmann is expected to enter into the Company’s standard form indemnification agreement and a letter agreement with the Company in the form entered into by the Company’s sponsor and each director and officer in connection with the Company’s initial public offering. The indemnification agreement and the letter agreement were each described in, and the forms of such agreements were filed as Exhibits 10.4 and 10.8, respectively, to, the Company’s Registration Statement on Form S-1 (File No. 333- 260343), filed with the Securities and Exchange Commission on October 29, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Everest Consolidator Acquisition Corporation

Date: May 11, 2023	By:	/s/ Adam Dooley
	Name:	Adam Dooley
	Title:	Chief Executive Officer